MARKED TO SHOW CHANGES
                                                       SEC File Nos.  2-10607
                                                                      811-572

                         SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                      FORM N-1A
                               Registration Statement
                                        Under
                              the Securities Act of 1933

                          Post-Effective Amendment No.  104
                                         and
                                 Registration Statement
                                        Under
                        The Investment Company Act of 1940
                                Amendment No.  24

                             AMERICAN MUTUAL FUND, INC.
                 (Exact Name of Registrant as specified in charter)
                               333 South Hope Street
                           Los Angeles, California 90071
                      (Address of principal executive offices)

                Registrant's telephone number, including area code:
                                   (213) 486-9200

                                  Vincent P. Corti
                       Capital Research and Management Company
                                333 South Hope Street
                            Los Angeles, California 90071
                        (name and address of agent for service)

                                      Copies to:
                              ERIC A.S. RICHARDS, ESQ.
                               O'Melveny & Myers LLP
                               400 South Hope Street
                           Los Angeles, California  90071
                            (Counsel for the Registrant)

                 Approximate date of proposed public offering:
It is proposed that this filing become effective on January 1, 1999, pursuant to paragraph (a)(1) of rule 485.

AMERICAN MUTUAL FUND, INC.
CROSS REFERENCE SHEET

        ITEM NUMBER OF                                CAPTIONS IN PROSPECTUS
        PART "A" OF FORM N-1A                         (PART "A")



1.      Front and Back Cover Pages                    Front and Back Cover Pages

2.      Risk/Return Summary:  Investments,            Risk/Return Summary
        Risks and Performance

3.      Risk/Return Summary:  Fee Table               Risk/Return Summary

4.      Investment Objectives, Principal              Investment Objectives,
        Investment Strategies, and Related            Principal Investment
        Risks                                         Strategies and Related
                                                      Risks

5.      Management's Discussion of Fund               N/A
        Performance

6.      Management, Organization, and Capital         Management and
        Structure                                     Organization

7.      Shareholder Information                       Shareholder Information

8.      Distribution Arrangements                     Distribution Arrangements

9.      Financial Highlights Information              Financial Highlights



        ITEM NUMBER OF                                CAPTIONS IN STATEMENT OF
        PART "B" OF FORM N-1A                         ADDITIONAL INFORMATION
                                                      (PART "B")



10.     Cover Page and Table of Contents              Cover Page and Table of
                                                      Contents

11.     Fund History                                  Fund Organization

12.     Description of the Fund and its               Fund Organization;
        Investments and Risks                         Investment Restrictions;
                                                      Certain Investment
                                                      Limitations; Description
                                                      of Securities and
                                                      Investment Techniques

13.     Management of the Fund                        Management; Fund Directors
                                                      and Officers

14.     Control Persons and Principal Holders         N/A
        of Securities

15.     Investment Advisory and Other Services        Management; General
                                                      Information; Fund
                                                      Directors and Officers

16.     Brokerage Allocation and Other                Management; Execution of
        Practices                                     Portfolio Transactions

17.     Capital Stock and Other Securities            None

18.     Purchase, Redemption and Pricing of           Purchase of Shares;
        Shares                                        Selling Shares;
                                                      Shareholder Account
                                                      Services and Privileges;
                                                      General Information

19.     Taxation of the Fund                          Dividends, Distributions and Federal Taxes

20.     Underwriters                                  Management

21.     Calculation of Performance Data               Investment Results and
                                                      Related Statistics

22.     Financial Statements                          Financial Statements



        ITEM IN PART "C"



23.     Exhibits

24.     Persons Controlled by or under
        Common Control with the Fund

25.     Indemnification

26.     Business and Other Connections of
        the Investment Adviser

27.     Principal Underwriters

28.     Location of Accounts and Records

29.     Management Services

30.     Undertakings

        Signature Page


                              AMERICAN MUTUAL FUND


                                   PROSPECTUS

                                 JANUARY 1, 1999

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES. FURTHER, IT HAS NOT DETERMINED THAT THIS PROSPECTUS IS
TRUTHFUL OR COMPLETE.   ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.

AMERICAN MUTUAL FUND, INC.
333 South Hope Street
Los Angeles, CA  90071

TICKER SYMBOL: AMRMX NEWSPAPER ABBREV.: AMutl FUND NO.: 03

TABLE OF CONTENTS

Risk/Return Summary 1
Fees and Expenses of the Fund
Investment Objective, Strategies and Risks 1
Important Recent Developments 1
Management and Organization 1
Purchase and Exchange of Shares
Shareholder Information 1
Distribution Arrangements 1
Financial Highlights 1

RISK/RETURN SUMMARY

The fund seeks to provide you with current income, to make your investment grow, and to preserve the value of your investment. The fund invests primarily in common stocks of larger, more established companies that participate in the growth of the American economy and that have long records of increasing earnings and dividends.

The fund is designed for investors seeking both capital appreciation and income. In pursuing its objectives, the fund tends to invest in stocks that are more resilient to market declines. An investment in the fund is subject to risks including the possibility that it may decline in value in response to certain events, such as changes in the market or general economy. In addition, the prices of equity securities held by the fund may be affected by events involving the issuers of these securities. Accordingly, you may lose money by investing in the fund. The likelihood of loss is greater if you invest for a shorter period of time.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

INVESTMENT RESULTS

The following information illustrates how fund results may vary:
Here are the fund's results calculated without a sales charge on a calendar year basis. (If a sales charge were included, results would be lower.)

[begin bar chart]
1989    22.99
1990   -3.03
1991   23.78
1992   12.03
1993   14.01
1994   -2.50
1995   29.08
1996   15.23
1997   22.16
1998
[end bar chart]

The fund's year-to-date return for the nine months ended September 30, 1998 was xx.xx%.

The fund's highest/lowest quarterly results during this time period were:
- HIGHEST  xx.xx%  (quarter ended xx, 19xx)
- LOWEST   xx.xx%  (quarter ended xx, 19xx)
 .
For periods ended December 31, 1997:
AVERAGE ANNUAL        THE FUND WITH MAXIMUM        S&P 500 /2/
TOTAL RETURN          SALES CHARGE DEDUCTED /1/
One Year              xx.xx%                       xx.xx%
Five Years            xx.xx%                       xx.xx%
Ten Years             xx.xx%                       xx.xx%
Lifetime/3/           xx.xx%                       xx.xx%

Yield/1/: x.xx%

(For current yield information call American FundsLine(r) 1-800-325-3590)

/1/ These fund results were calculated according to a standard formula which requires that the maximum sales charge be deducted. Results would be higher if they were calculated at net asset value.

/2/ The Standard & Poor's 500 Index represents stocks. This index is unmanaged and does not reflect sales charges, commissions or expenses.

/3/ The fund began operations on February 21, 1950.

These results are meant to illustrate the potential fluctuations on the fund s results over shorter periods of time.

Past results are not an indication of future results

FEES AND EXPENSES OF THE FUND

The following describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum sales charge imposed on purchases
 (as a percentage of offering price)                              5.75% /1/
Maximum sales charge imposed on reinvested dividends                 0%
Maximum deferred sales charge                                        0% /2/
Redemption or exchange fees                                          0%

/1/  Sales charges are reduced or eliminated for larger purchases.
/2/ A contingent deferred sales charge of 1% applies on certain redemptions made within 12 months following any purchases you made without a sales charge.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from the fund assets)
Management Fees            0.00%
Service (12b-1) Fees       0.00%*
Other Expenses             0.00%

Total Annual Fund Operating Expenses       0.00%

*12b-1 expenses may not exceed 0.25% of the fund's average net assets annually.

EXAMPLE

This Example is intended to help you compare the costs of investing in various funds.

The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year       $xx
Three Years    $xx
Five Years     $xx
Ten Years      $xx

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

The fund strives for the balanced accomplishment of three objectives:  current
income, growth of capital and conservation of principal.   The fund invests
primarily in common stocks of companies that are likely to participate in the growth of the American economy and whose dividends are well protected. In addition, the fund s investments are limited to securities included on the fund s eligible list, which consists of securities deemed suitable in light of the fund s investment objectives and policies. Securities are added to, or deleted from, the eligible list by the fund s board of directors after reviewing and acting upon the recommendations of the fund s investment adviser.

The prices of equity securities held by the fund may decline in response to certain events including those directly involving issuers of securities held in the fund's portfolio, adverse conditions affecting the general economy, or overall market declines. The fund may also invest in cash and cash equivalents. The extent of the fund s cash position will be dependent on market conditions, fund purchases and redemptions, and other factors. For example, under certain circumstances, in response to abnormal market conditions, the fund may be invested substantially in cash or cash equivalents. This may detract from achievement of the fund s objectives over the short-term or it may protect the fund during a market downturn.

The fund relies on the professional judgment of its investment adviser, Capital Research and Management Company, to make decisions about the fund s portfolio securities. The basic investment philosophy of Capital Research and Management Company is to seek undervalued securities that represent good long-term investment opportunities.

The following chart illustrates the quality ratings of the various bonds held in the portfolio as of the end of the fund's fiscal year, October 31, 1998.

Asset Mix [pie chart]
Largest Industry Holdings [table]
Largest Individual Holdings [table]

Because the fund is actively managed, its holdings will change from time to time.

IMPORTANT RECENT DEVELOPMENTS

YEAR 2000

The date-related computer issue known as the "Year 2000 problem" could have an adverse impact on the quality of services provided to the fund and its shareholders. However, the fund understands that its key service providers--including the investment adviser and its affiliates--are taking steps to address the issue. In addition, the Year 2000 problem may adversely affect the issuers in which the fund invests. For example, issuers may incur substantial costs to address the problem. They may also suffer losses caused by corporate and governmental data processing errors. The fund and its investment adviser will continue to monitor developments relating to this issue.

MANAGEMENT AND ORGANIZATION

INVESTMENT ADVISER

Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as investment adviser to the fund and other funds, including those in The American Funds Group. Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc., is headquartered at 333 South Hope Street, Los Angeles, CA 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund, as a percentage of average net assets, for the previous fiscal year is discussed earlier under "Fees and Expenses."

Capital Research and Management Company and its affiliated companies have adopted a personal investing policy that is consistent with the recommendations contained in the May 9, 1994 report issued by the Investment Company Institute's Advisory Group on Personal Investing. This policy has also been incorporated into the fund's code of ethics.

MULTIPLE PORTFOLIO COUNSELOR SYSTEM

Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this system the portfolio of a fund is divided into segments which are managed by individual counselors. Counselors decide how their respective segments will be invested (within the limits provided by a fund's objective(s) and policies and by Capital Research and Management Company's investment committee). In addition, Capital Research and Management Company's research professionals may make investment decisions with respect to a portion of a fund's portfolio. The primary individual portfolio counselors for American Mutual Fund are listed on the following page.

                                                                    YEARS OF EXPERIENCE AS AN
                                                                    INVESTMENT PROFESSIONAL (INCLUDING
                                                                    THE LAST 5 YEARS)

PORTFOLIO             PRIMARY               YEARS OF                WITH CAPITAL            TOTAL YEARS
COUNSELORS            TITLE(S)              EXPERIENCE AS           RESEARCH AND
FOR AMERICAN                                PORTFOLIO               MANAGEMENT
MUTUAL FUND                                 COUNSELOR (AND          COMPANY OR ITS
                                            RESEARCH                AFFILIATES
                                            PROFESSIONAL,
                                            IF APPLICABLE)
                                            FOR AMERICAN
                                            MUTUAL FUND
                                            (APPROXIMATE)

James K.              Chairman of           28 years                35 years                35 years
Dunton                the Board of
                      the fund.
                      Senior Vice
                      President and
                      Director,
                      Capital
                      Research and
                      Management
                      Company

Robert G.             President and         10 years (plus          22 years                25 years
O'Donnell             Director of           12 years as
                      the fund.             research
                      Senior Vice           professional
                      President and         prior to
                      Director,             becoming a
                      Capital               portfolio
                      Research and          counselor for
                      Management            the fund)
                      Company

Jon B.                Director of           38 years                46 years                46 years
Lovelace, Jr.         the fund.
                      Vice Chairman
                      of the Board,
                      Capital
                      Research and
                      Management
                      Company

Timothy D.            Senior Vice           6 years (plus 6         15 years                15 years
Armour                President of          years as
                      the fund.             research
                      Director,             professional
                      Capital               prior to
                      Research and          becoming a
                      Management            portfolio
                      Company.              counselor for
                      Chairman of           the fund)
                      the Board,
                      Capital
                      Research
                      Company*

R. Michael            Chairman of           12 years (plus          33 years                33 years
Shanahan              the Board and         7 years as
                      Principal             research
                      Executive             professional
                      Officer,              prior to
                      Capital               becoming a
                      Research and          portfolio
                      Management            counselor for
                      Company               the fund)


*Company affiliated with Capital Research and Management Company.

SHAREHOLDER INFORMATION

American Funds Service Company, the fund's transfer agent, offers you a wide range of services you can use to alter your investment program should your needs and circumstances change. These services are available only in states where they may be legally offered and may be terminated or modified at any time upon 60 days written notice. For your convenience, American Funds Service Company has four service centers across the country.

                  AMERICAN FUNDS SERVICE COMPANY SERVICE AREAS
                         [map of the United States]
                  CALL TOLL-FREE FROM ANYWHERE IN THE U.S.
                           (8 a.m. to 8 p.m. ET):
                                800/421-0180

WESTERN SERVICE CENTER
American Funds Service Company
P.O. Box 2205
Brea, California
92822-2205
Fax:  714/671-7080

WESTERN CENTRAL SERVICE CENTER
American Funds Service Company
P.O. Box 659522
San Antonio, Texas
78265-9522
Fax:  210/474-4050

EASTERN CENTRAL SERVICE CENTER
American Funds Service Company
P.O. Box 6007
Indianapolis, Indiana
46206-6007
Fax:  317/735-6620

EASTERN SERVICE CENTER
American Funds Service Company
P.O. Box 2280
Norfolk, Virginia
23501-2280
Fax:  757/670-4773

A COMPLETE DESCRIPTION OF THE SERVICES WE OFFER IS DESCRIBED IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION. In addition, an easy-to-read guide to owning a fund in The American Funds Group titled "Welcome to the Family" is sent to new shareholders and is available by writing or calling American Funds Service Company.

You may invest in the fund through various retirement plans. However, some retirement plans or accounts held by investment dealers may not offer certain services. If you have any questions, please contact your plan administrator/trustee or dealer.

PURCHASE AND EXCHANGE OF SHARES

PURCHASE

Generally, you may open an account by contacting any investment dealer authorized to sell the fund's shares. You may purchase additional shares using various options described in the statement of additional information and "Welcome to the Family."

EXCHANGE

You may exchange your shares into other funds in The American Funds Group generally without a sales charge. Exchanges of shares from the money market funds initially purchased without a sales charge generally will be subject to the appropriate sales charge. Exchanges have the same tax consequences as ordinary sales and purchases. See "Transactions by Telephone..." for information regarding electronic exchanges.

THE FUND AND AMERICAN FUNDS DISTRIBUTORS, THE FUND'S PRINCIPAL UNDERWRITER, RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER FOR ANY REASON. ALTHOUGH THERE IS CURRENTLY NO SPECIFIC LIMIT ON THE NUMBER OF EXCHANGES YOU CAN MAKE IN A PERIOD OF TIME, THE FUND AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE ORDER AND MAY TERMINATE THE EXCHANGE PRIVILEGE OF ANY INVESTOR WHOSE PATTERN OF EXCHANGE ACTIVITY THEY HAVE DETERMINED INVOLVES ACTUAL OR POTENTIAL HARM TO THE FUND.

INVESTMENT MINIMUMS
To establish an account                                    $ 250
 For a retirement plan account                             $ 250
 For a retirement plan account through payroll deduction   $  25

To add to an account                                       $  50
 For a retirement plan account through payroll deduction   $  25

SHARE PRICE

The fund calculates its share price, also called net asset value, as of 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, every day the Exchange is open. In calculating net asset value, market prices are used when available. If a market price for a particular security is not available, the fund will determine the appropriate price for the security.

Your shares will be purchased at the offering price, or sold at the net asset value, next determined after American Funds Service Company receives and accepts your request. The offering price is the net asset value plus a sales charge, if applicable.

SALES CHARGE

A sales charge may apply to your purchase. Your sales charge may be reduced for larger purchases as indicated below.

                                SALES CHARGE AS A PERCENTAGE OF

INVESTMENT                      OFFERING           NET                DEALER
                                PRICE              AMOUNT             CONCESSION
                                                   INVESTED           AS % OF
                                                                      OFFERING
                                                                      PRICE

Less than $50,000               5.75%              6.10%              5.00%

$50,000 but less than           4.50%              4.71%              3.75%
$100,000

$100,000 but less than          3.50%              3.63%              2.75%
$250,000

$250,000 but less than          2.50%              2.56%              2.00%
$500,000

$500,000 but less $1            2.00%              2.04%              1.60%
million

$1 million or more and          see below          see below          see below
certain other
investments described
below


PURCHASES NOT SUBJECT TO SALES CHARGE

Investments of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED ON CERTAIN REDEMPTIONS BY THESE ACCOUNTS MADE WITHIN ONE YEAR OF PURCHASE. A dealer concession of up to 1% may be paid by the fund under its Plan of Distribution and/or by American Funds Distributors on investments made with no initial sales charge.

REDUCING YOUR SALES CHARGE

You and your immediate family may combine investments to reduce your sales charge. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described in the statement of additional information and "Welcome to the Family."

PLAN OF DISTRIBUTION

The fund has a Plan of Distribution or "12b-1 Plan" under which it may finance activities primarily intended to sell shares, provided the categories of expenses are approved in advance by the fund's board of directors. Up to 0.25% of average net assets is paid annually to qualified dealers for providing certain services pursuant to the fund's Plan of Distribution. The 12b-1 fee, as a percentage of average net assets, paid by the fund for the previous fiscal year is indicated earlier under "Fees and Expenses of the Fund." Since these fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of an investment and may cost you more than paying higher initial sales charges.

OTHER COMPENSATION TO DEALERS

American Funds Distributors may provide additional compensation to, or sponsor informational meetings for, dealers as described in the statement of additional information.

HOW TO SELL SHARES

Once a sufficient period of time has passed to reasonably assure that checks or drafts (including certified or cashiers' checks) for shares purchased have cleared (normally 15 calendar days), you may sell (redeem) those shares in any of the following ways:

THROUGH YOUR DEALER (CERTAIN CHARGES MAY APPLY)

-  Shares held for you in your dealer's name must be sold through the dealer.

WRITING TO AMERICAN FUNDS SERVICE COMPANY

-  Requests must be signed by the registered shareholder(s)

-  A signature guarantee is required if the redemption is:

   --- Over $50,000;
   --- Made payable to someone other than the registered shareholder(s); or --- Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

- Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDS LINE(R) AMERICAN FUNDSLINE ONLINE(R)

- Redemptions by telephone or fax (including American FundsLine(r) and American FundsLine OnLine(r)) are limited to $50,000 per shareholder each day

-  Checks must be made payable to the registered shareholder

- Checks must be mailed to an address of record that has been used with the account for at least 10 days

TRANSACTIONS BY TELEPHONE, FAX, AMERICAN FUNDSLINE(R), OR AMERICAN FUNDSLINE ONLINE(R)

Generally, you are automatically eligible to use these services for redemptions and exchanges unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

Unless you decide not to have telephone, fax, or computer services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) which may be incurred in connection with the exercise of these privileges, provided American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, the fund may be liable for losses due to unauthorized or fraudulent instructions.

DISTRIBUTION ARRANGEMENTS

DIVIDENDS AND DISTRIBUTIONS

The fund intends to distribute dividends to you, usually in April, July, October and December. Capital gains, if any, are usually distributed in December.

You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or any other fund in The American Funds Group or you may elect to receive them in cash.

TAX CONSEQUENCES

Dividends and capital gains are generally taxable whether they are reinvested or received in cash -- unless you are exempt from taxation or entitled to tax deferral. Capital gains may be taxed at different rates depending on the length of time the fund holds its assets.

 The tax treatment of redemptions from a retirement plan account may differ from redemptions from an ordinary shareholder account.

You must provide the fund with a certified correct taxpayer identification number (generally your Social Security Number) and certify that you are not subject to backup withholding. If you fail to do so, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions. Federal law also requires the fund to withhold 30% of the applicable tax treaty rate from dividends paid to certain non-resident alien, non-U.S. partnership and non-U.S. corporation shareholder accounts.

Please see the statement of additional information, "Welcome to the Family," and your tax adviser for further information.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's results for the past five years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the fund's financial statements, are included in the statement of additional information, which is available upon request.

                             YEAR ENDED OCTOBER 31
                            1998     1997       1996       1995       1994
Net asset value,
beginning of year                  $26.54      $24.17    $21.60     $23.21
INCOME FROM
INVESTMENT
OPERATIONS:
Net investment
income                                .83        .84        .87        .88
Net realized gain
and change in unrealized
appreciation on
investments                          5.19       3.52       3.41       (.54)
Total from
investment
operations                           6.02       4.36       4.28        .34
LESS
DISTRIBUTIONS:
Dividends from net
investment income                    (.81)      (.84)      (.84)      (.84)
Distributions from
capital gains                       (1.61)     (1.15)     (.87)     (1.11)
Total
distributions                       (2.42)     (1.99)     (1.71)     (1.95)
Net asset value,
end of year                         $30.14    $26.54    $24.17    $21.60
Total return(1)                      24.19%    18.89%    21.25%     1.75%
RATIOS/SUPPLEMENTAL
DATA:
Net assets,
end of year                         $9,362    $7,759    $6,552    $5,397
Ratios of expenses
to average net assets                  .58%       .59%       .59%       .60%
Ratio of net
income to average net
assets                                2.95%     3.36%     3.92%     4.07%
Portfolio turnover
rate                                 19.16%    24.21%   23.31%    18.46%

(1) Excludes maximum sales charge of 5.75%.

FOR SHAREHOLDER             FOR RETIREMENT PLAN        FOR DEALER
SERVICES                    SERVICES                   SERVICES
American Funds              Call your employer or      American Funds
Service Company             plan administrator         Distributors
800/421-0180                800/421-9900 ext.11

    FOR 24-HOUR INFORMATION

 American         American Funds
 FundsLine(r)     Internet Web site
 800/325-3590     http://www.americanfunds.com

Telephone conversations may be recorded or monitored for verification, recordkeeping and quality assurance purposes.

MULTIPLE TRANSLATIONS

This prospectus may be translated into other languages. In the event of any inconsistencies or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail.

OTHER FUND INFORMATION

ANNUAL/SEMI-ANNUAL REPORT TO SHAREHOLDERS

Contains additional information about the fund including financial statements, investments results, portfolio holdings, a statement from portfolio management discussing market conditions and the fund's investment strategies, and the independent accountants' report (in the annual report).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more detailed information on all aspects of the fund, including the fund's financial statements.

A current SAI has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this prospectus. The SAI and other related materials about the fund are available for review or to be copied at the SEC's Public Reference Room (1-800-SEC-0330) or on the SEC's Internet Web site at http://www.sec.gov.

CODE OF ETHICS

Includes a description of the fund's personal investing policy.
To request a free copy of any of the documents above:

Call American Funds    or   Write to the Secretary of the fund
Service Company             333 South Hope Street
800/421-0180   ext.1        Los Angeles, CA  90071

Investment Company File No. 811-572

                           AMERICAN MUTUAL FUND, INC.
                                    Part B
                    Statement of Additional Information

                                JANUARY 1, 1999

This document is not a prospectus but should be read in conjunction with the current Prospectus of American Mutual Fund, Inc. (the fund or AMF) dated January 1, 1999. The Prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                           American Mutual Fund, Inc.
                              Attention: Secretary
                              333 South Hope Street
                             Los Angeles, CA  90071
                                 (213) 486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

                               TABLE OF CONTENTS

 ITEM                                                         PAGE NO.
 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES                2
 DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES  2
 INVESTMENT RESTRICTIONS                                      4
 FUND ORGANIZATION AND VOTING RIGHTS                          6
 FUND DIRECTORS AND OFFICERS                                  7
 MANAGEMENT                                                   11
 DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES                   13
 PURCHASE OF SHARES                                           16
 SELLING SHARES                                               22
 SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES                  24
 EXECUTION OF PORTFOLIO TRANSACTIONS                          26
 GENERAL INFORMATION                                          27
 INVESTMENT RESULTS AND RELATED STATISTICS                    28
 FINANCIAL STATEMENTS                                         ATTACHED


                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.

GENERAL GUIDELINE

- The fund's investments are limited to securities included on its eligible list, which consists of securities deemed suitable in light of the fund's investment objectives and policies.

EQUITY SECURITIES

- The fund will invest principally in equity-type securities such as common stocks and securities which are convertible into common stock or preferred stock.

DEBT SECURITIES

- The fund will only invest in straight debt securities rated A or better or unrated but determined to be of equivalent quality.

NON-U.S. SECURITIES

- The fund may invest in non-U.S. securities that are part of the Standard & Poor's 500 Stock Composite Index.

          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The fund will invest primarily in equity-type securities of companies that are likely to participate in the growth of the American economy; however, the fund is not restricted with regard to the percentage of its portfolio which may be placed in any particular type of investment. The economic outlook of Capital Research and Management Company (the Investment Adviser) and the fundamental and relative attractiveness of individual securities will determine the fund's relative investment in cash and cash equivalents, bonds, preferred stocks, common stocks and obligations of the U.S. Government, or its agencies or instrumentalities.

The descriptions below are intended to supplement the material in the Prospectus under "Investment Objectives, Strategies and Risks."

EQUITY SECURITIES -- Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall market for these securities.

DEBT SECURITIES -- Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general their prices decline when interest rates rise and vice versa.

The fund may invest in debt securities which are rated in the top three quality categories by Standard & Poor's Corporation or Moody's Investors Service, Inc. or determined to be of equivalent quality by the Investment Adviser. The top three rating categories for Standard & Poor's and Moody's are described below:

 STANDARD & POOR'S CORPORATION:

"Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong."

"Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."

"Debt rated 'A' has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher categories."

 MOODY'S INVESTORS SERVICE, INC.:

"Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

"Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."

"Bonds rated A are judged to be of upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

U.S. GOVERNMENT SECURITIES -- Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury.

Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

CASH AND CASH EQUIVALENTS -- The fund may maintain assets in cash or cash equivalents. These securities include: (1) commercial paper (short-term notes up to 9 months in maturity issued by corporations or governmental bodies); (2) commercial bank obligations such as certificates of deposit (interest-bearing time deposits), bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity), and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity); (3) savings association obligations (certificates of deposit issued by mutual savings banks or savings and loan associations); (4) securities of the U.S. Government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less; and (5) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

RESTRICTED SECURITIES AND LIQUIDITY -- The fund may purchase securities subject to restrictions on resale. All such securities will be considered illiquid unless they have been specifically determined to be liquid under procedures which may be adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availabillity of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

                            INVESTMENT RESTRICTIONS

The fund has adopted certain fundamental investment restrictions, which cannot be changed without approval by a majority of its outstanding shares. Such majority is defined within the Investment Company Act of 1940 (the 1940 Act) as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. Investment limitations expressed in the following restrictions are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated.

These restrictions provide that the fund shall make no investment:

 1. Which involves promotion or business management by the fund;

 2. In any security about which information is not available with respect to the history, management, assets, earnings, and income of the issuer;

 3. If the investment would cause more than 5% of the value of the assets of the fund, as they exist at the time of investment, to be invested in the securities of any one issuer;

 4. If the investment would cause more than 20% of the value of the assets of the fund to be invested in securities of companies in any one industry;

 5. If the investment would cause the fund to own more than 10% of any class of securities of any one issuer or more than 10% of the outstanding voting securities of any one issuer;

 6. In any security which has not been placed on the fund's "Eligible List" (See Prospectus).

The foregoing restrictions do not apply to the purchase of securities issued or fully guaranteed by the U.S. Government. Such restrictions also do not apply to the acquisition of securities or property in satisfaction of claims or as distributions on securities owned, or to the exercise of rights distributed on securities owned; but if any securities or property so acquired would not be permitted as an investment under the foregoing restrictions, they must be converted into a permissible investment as soon as reasonably practicable.

The fund is not permitted to:

  7. Invest in real estate;

  8. Make any investment which would subject it to unlimited liability;

  9. Buy securities on margin;

 10. Sell securities short; nor

 11. Borrow money.

The fund does not concentrate investments in one industry or group of industries, invest in commodities, or make loans except in the very occasional instance where interest returns on a loan are particularly favorable, the loan is secured by at least 150% of marketable securities, the total loans outstanding would not exceed 20% of the current market value of the assets of the fund, and total loans to any one borrower would not exceed 5% of the value of such assets. No loans have ever been made to any person under the foregoing authority. Loans may not be made to persons affiliated with the fund. The fund does not invest to control other companies. While the fundamental policies of the fund permit it to act as underwriter of securities issued by others, it is not the practice of the fund to do so. The fundamental policies set forth in this paragraph also may not be changed without shareholder approval.

Further investment policies of the fund, which may be changed by action of the Board of Directors, without shareholder approval, include the following: the fund will not purchase or retain the securities of any issuer if those officers and directors of the fund or the Investment Adviser who own beneficially more than 1/2 of 1% of such issuer together own more than 5% of the securities of such issuer; the fund will not invest in the securities of other investment companies (except in connection with the administration of a deferred compensation plan adopted by Directors and to the extent such investments are allowed by an exemptive order granted by the Securities and Exchange Commission); the fund will not invest in securities of companies which, with their predecessors, have a record of less than three years' continuous operations; the fund will not ordinarily purchase securities which are non-income-producing at the time of purchase; the fund will not invest in puts, calls, straddles, spreads or any combination thereof; the fund will not purchase partnership interests in oil, gas, or mineral exploration, drilling or mining ventures; nor will the fund invest more than 5% of the value of the fund's net assets in warrants, valued at the lower of cost or market, with no more than 2% being unlisted on the New York or American Stock Exchanges (warrants acquired by the fund in units or attached to securities may be deemed to be without value); nor invest more than 15% of the value of its total assets in securities which are not readily marketable (including repurchase agreements maturing in more than seven days or securities for which there is no active and substantial market).

                      FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Delaware corporation in 1949 and reincorporated in Maryland on December 20, 1983.

All fund operations are supervised by the fund's board of directors. The board meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in "Directors and Director Compensation" below. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

                          FUND DIRECTORS AND OFFICERS
                      DIRECTORS AND DIRECTOR COMPENSATION

NAME,                        POSITION         PRINCIPAL             AGGREGATE                 TOTAL               TOTAL
ADDRESS                      WITH             OCCUPATION(S)         COMPENSATION              COMPENSATION        NUMBER OF
AND AGE                      REGISTRANT       DURING PAST 5         (INCLUDING                (INCLUDING          FUND
                                              YEARS                 VOLUNTARILY               VOLUNTARILY         BOARDS ON
                                                                    DEFERRED                  DEFERRED            WHICH
                                                                    COMPENSATION /1/)         COMPENSATION        DIRECTOR
                                                                    FROM THE FUND             /1/) FROM ALL       SERVES
                                                                    DURING FISCAL YEAR        FUNDS MANAGED       /2/
                                                                    ENDED 10/31/98            BY CAPITAL
                                                                                              RESEARCH AND
                                                                                              MANAGEMENT
                                                                                              COMPANY OR
                                                                                              ITS
                                                                                              AFFILIATES
                                                                                              /2/ FOR THE
                                                                                              YEAR ENDED
                                                                                              10/31/98

H. Frederick Christie        Director         Private               $                         $                    19
P.O. Box 144                                  Investor;
Palos Verdes                                  former
Estates,CA   90274                            President and
Age:  65                                      Chief
                                              Executive
                                              Officer, The
                                              Mission Group
                                              (non-utility
                                              holding
                                              company,
                                              subsidiary of
                                              Southern
                                              California
                                              Edison
                                              Company)

E. H. Clark, Jr.             Director         Chairman of           $                         $                   1
West Tower                                    the Board and
5000 Birch Street                             Chief
Newport Beach, CA                             Executive
92660                                         Officer, The
Age:  72                                      Friendship
                                              Group (an
                                              investment
                                              partnership);
                                              former
                                              Chairman of
                                              the Board,
                                              Baker Hughes
                                              Inc.;  former
                                              Chairman of
                                              the Board,
                                              Baker
                                              International
                                              Corporation

Mary Anne Dolan              Director         Founder and           $                         $                   2
1033 Gayley Avenue                            President,
Los Angeles, CA                               M.A.D., Inc.
90024                                         (a
Age:  51                                      communications
                                              company)

+  James K. Dunton           Chairman         Senior Vice           none/4/                   none/4/             1
333 South Hope Street        of the           President and
Los Angeles, CA              Board            Director,
90071                                         Capital
Age:  60                                      Research and
                                              Management
                                              Company

Martin Fenton, Jr.           Director         Chairman,             $/3/                      $/3/                 15
4660 La Jolla Village                         Senior
Drive                                         Resource
Suite 725                                     Group, Inc.
San Diego, CA  92121                          (management of
Age:  63                                      senior living
                                              centers)

E. Eric Johnson              Director         Chairman, TBG         $/3/                      $/3/                1
2029 Century Park                             Financial;
East                                          former
Los Angeles, CA                               Chairman,
90067                                         Johnson &
Age:  71                                      Higgins of
                                              California

Mary Myers Kauppila          Director         Private               $/3/                      $/3/                5
One Winthrop Square                           Investor;
Boston, MA  02210                             former Owner
Age:  44                                      and President,
                                              Energy
                                              Investment,
                                              Inc.

+Jon B. Lovelace, Jr.        Director         Vice Chairman         none/4/                   none/4/             4
333 South Hope Street                         of the Board,
Los Angeles, CA                               Capital
90071                                         Research and
Age:  71                                      Management
                                              Company

+Robert G. O'Donnell         President        Senior Vice           none/4/                   none/4/             2
P.O. Box 7650                and              President and
San Francisco, CA            Director         Director,
94120                                         Capital
Age:  54                                      Research and
                                              Management
                                              Company

Kirk P. Pendleton            Director         Chairman of           $/3/                      $/3/                5
75 James Way                                  the Board and
Southampton, PA                               Chief
18966                                         Executive
Age:  59                                      Officer,
                                              Cairnwood,
                                              Inc.
                                              (venture
                                              capital
                                              investment)

+James W. Ratzlaff           Vice             Senior                none/4/                   none/4/             8
P.O. Box 7650                Chairman         Partner, The
San Francisco, CA            of the           Capital Group
94120                        Board            Partners, L.P.
Age:  62

Olin C. Robison              Director         President of          $                         $                   3
The Marble Works                              the Salzburg
P.O. Box 886                                  Seminar;
Middlebury, VT  05753                         Professor and
Age:   62                                     former
                                              President,
                                              Middlebury
                                              College


+ Directors who are considered "interested persons" of the fund as defined in the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company.

/1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the director.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicle for certain variable insurance contracts; and Endowments, Inc. whose shareholders are limited to (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended ("501(c)(3) organization"); (ii) any trust, the present or future beneficiary of which is a 501(c)(3) organization, and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.

/3/ Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) as of the fiscal year ended October 31, 1998 for participating Directors is as follows:
H. Frederick Christie ($          ), Martin Fenton, Jr. ($          ), E. Eric
Johnson ($          ), Mary Myers Kauppila ($          ) and Kirk P. Pendleton
($         ).  Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the director.


/4/ James K. Dunton, Jon B. Lovelace, Jr., Robert G. O'Donnell and James W. Ratzlaff are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.

                                    OFFICERS

NAME AND ADDRESS            AGE      POSITION(S)       PRINCIPAL
                                     HELD WITH         OCCUPATION(S) DURING
                                     REGISTRANT        PAST 5 YEARS

James K. Dunton
 (see above)

James W. Ratzlaff
 (see above)

Robert G. O'Donnell
 (see above)

Timothy D. Armour           38       Senior            Director, Capital
333 South Hope                       Vice              Research and
Street                               President         Management Company;
Los Angeles, CA                                        Chairman of the
90071                                                  Board, Capital
                                                       Research Company

Joyce E. Gordon             42       Vice              Senior Vice President
333 South Hope                       President         and Director,
Street                                                 Capital Research
Los Angeles, CA                                        Company
90071

Joanna F. Jonsson           35       Vice              Vice President and
P.O. Box 7650                        President         Director,
San Francisco, CA                                      Capital Research
94120                                                  Company

Vincent P. Corti            42       Secretary         Vice President - Fund
333 South Hope                                         Business Mangement
Street                                                 Group, Capital
Los Angeles, CA                                        Research and
90071                                                  Management Company

Sheryl F. Johnson           30       Treasurer         Vice President - Fund
5300 Robin Hood Road                                   Business Mangement
Norfolk, VA  23513                                     Group, Capital
                                                       Research and
                                                       Management Company

Robert P. Simmer            37       Assistant         Vice President - Fund
5300 Robin Hood Road                 Treasurer         Business
Norfolk, VA  23513                                     Mangement Group,
                                                       Capital Research and
                                                       Management Company



All of the officers listed are officers or employees of the Investment Adviser or affiliated companies. No compensation is paid by the fund to any director or officer who is a director, officer or employee of the Investment Adviser or affiliated companies. The fund pays fees of $16,000 per annum to directors who are not affiliated with the Investment Adviser, plus $1,000 for each Board of Directors meeting attended, plus $500 for each meeting attended as a member of a committee of the Board of Directors. No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of these fees through a deferred compensation plan in effect for the fund. As of December 1, 1998 the officers, directors and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

                                   MANAGEMENT

INVESTMENT ADVISER -- The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington D.C., London, Geneva, Hong Kong, Singapore and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.

An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

The Investment Adviser is responsible for managing more than $175 billion of stocks, bonds and money market instruments and serves over eight million investors of all types. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service Agreement (the Agreement) between the fund and the Investment Adviser is dated March 1, 1995. The Agreement will continue in effect until March 31, 1999, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors of the fund, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical, and bookkeeping functions of the fund, provides suitable office space and utilities, necessary office equipment and general purpose accounting forms, supplies and postage used at the office of the fund. The fund pays all expenses not expressly assumed by the Investment Adviser, including, but not limited to, fees and expenses of the transfer agent, dividend disbursing agent, legal counsel, independent accountant and custodian, including charges of such custodian for the preparation and maintenance of the books of account and records of the fund, cost of designing, printing and mailing reports, prospectuses, proxy statements and notices to shareholders; fees and expenses of registration, qualification and issuance of fund shares; expenses pursuant to the fund's Plan of Distribution (described below); association dues; interest; taxes; and compensation of Directors who are not affiliated persons of the Investment Adviser.

As compensation for its services, the Investment Adviser receives a monthly fee which is accrued daily, calculated at the annual rate of 0.384% on the first $1 billion of net assets, plus 0.33% on net assets from $1 billion to $2 billion, plus 0.294% on net assets from $2 billion to $3 billion, plus 0.27% on net assets from $3 billion to $5 billion, plus 0.252% on net assets from $5 billion to $8 billion, plus 0.24% on net assets over $8 billion. In connection with the approval of the Agreement by the fund's Board of Directors, the Investment Adviser has agreed to waive any fees to the extent they would exceed those payable under the rate structure contained in its previous agreement. The fee structure referenced above is lower than that in the previous agreement except in the event that the fund's net assets were to fall below $3 billion. The Agreement provides that the Investment Adviser shall pay the fund the amount by which expenses, with the exception of taxes and expenses, if any, as may be incurred in connection with any merger, reorganization, or recapitalization, exceed the sum of 1% of the first $25 million of the monthly average of total assets of the fund for the year and 3/4 of 1% of such average in excess of $25 million. Only one state (California) continues to impose expense limitations on funds registered for sale therein. The California provision currently limits annual expenses to the sum of 2-1/2% of the first $30 million of average net assets, 2% of the next $70 million and 1-1/2% of the remaining average net assets. Rule 12b-1 distribution plan expenses would be excluded from this limit. Expenses which are not subject to this limitation are interest, taxes, and extraordinary items such as litigation. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.

For the fiscal years ended October 31, 1998, 1997, and 1996, the Investment
Adviser received advisory fees of $                       , $24,702,000 and
$21,154,000, respectively.

PRINCIPAL UNDERWRITER -- American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the Plan), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended
October 31, 1998 amounted to $                    , after allowance of $
       to dealers. During the fiscal years ended October 31, 1997 and 1996 the Principal Underwriter retained $2,985,000 and $3,378,000, after allowance of $14,517,000 and $16,767,000, respectively.

As required by rule 12b-1 and the 1940 Act, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Directors, and separately by a majority of the Directors who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The Officers and Directors who are "interested persons" of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of Directors who are not "interested persons" of the fund are committed to the discretion of the Directors who are not "interested persons" during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Directors.

Under the Plan the fund may expend up to 0.25% of its net assets annually to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan, any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a 401(k) plan with 100 or more eligible employees or a community foundation).

Commissions on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code, including any "401(k)" plan with 100 or more eligible employees) in excess of the Plan limitation not reimbursed during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, commissions are not recoverable. During the fiscal year ended October 31, 1998, the fund paid or accrued $
          for compensation to dealers under the Plan.

The Glass-Steagall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.

In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.

                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

The fund intends to meet all the requirements, and has elected the tax status of, a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). Under Subchapter M, if the fund distributes within specified times at least 90% of the sum of its investment company taxable income (net investment income and the excess of net short-term capital gains over net long-term capital losses) and its tax-exempt interest, if any, it will be taxed only on that portion of such investment company taxable income which it retains.

To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the gains on sale or other disposition of stock or securities held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities (but such other securities must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gains (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax for the periods described above. The fund intends, to the extent practicable, to meet these distribution requirements to minimize or avoid the excise tax liability.

The fund also intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes.

Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend no later than the end of January of the following year.

Corporate shareholders of the fund may be eligible for the dividends-received deduction on the dividends (excluding the net capital gain distributions) paid by the fund to the extent the fund's income is derived from dividends (which if received directly would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred acquiring the fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

Under the Code, distributions of net investment income by the fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, non-U.S. corporation or non-U.S. partnership (a non-U.S. shareholder) will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the fund to a non-U.S. shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents, or domestic corporations will apply. Distributions of net long-term capital gains not effectively connected with a U.S. trade or business are not subject to tax withholding, but in the case of a non-U.S. shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gain on assets held more than eighteen months is 20%, and on assets held more than one year and not more than eighteen months is 28%; and the maximum corporate tax applicable to ordinary income and net capital gain is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have income in excess of $100,000 for a taxable year will be required to pay an additional income tax liability up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000. Naturally, the amount of tax payable by a taxpayer will be affected by a combination of tax law rules covering, e.g., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish an IRA each year (prior to the tax return filing deadline for that year) whereby earnings on investments are tax-deferred. In addition, in some cases, the IRA contribution itself may be deductible.

The foregoing is limited to a summary of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and capital gains distributions may also be subject to state or local taxes. Shareholders should consult their own tax advisers for additional details as to their particular tax status.

                               PURCHASE OF SHARES

METHOD               INITIAL INVESTMENT                    ADDITIONAL INVESTMENTS

                     See "Investment Minimums and          $50 minimum (except where a lower
                     Fund Numbers" for initial             minimum is noted under "Investment
                     investment minimums.                  Minimums and Fund Numbers").

By contacting        Visit any investment dealer           Mail directly to your investment
your                 who is registered in the state        dealer's address printed on your account
investment           where the purchase is made and        statement.
dealer               who has a sales agreement with
                     American Funds Distributors.

By mail              Make your check payable to the        Fill out the account additions form at
                     fund and mail to the address          the bottom of a recent account
                     indicated on the account              statement, make your check payable to
                     application.  Please indicate         the fund, write your account number on
                     an investment dealer on the           your check, and mail the check and form
                     account application.                  in the envelope provided with your
                                                           account statement.

By telephone         Please contact your investment        Complete the "Investments by Phone"
                     dealer to open account, then          section on the account application or
                     follow the procedures for             American FundsLink Authorization Form.
                     additional investments.               Once you establish the privilege, you,
                                                           your financial advisor or any person
                                                           with your account information can call
                                                           American FundsLine(R) and make
                                                           investments by telephone (subject to
                                                           conditions noted in "Telephone and
                                                           Computer Purchases, Redemptions and
                                                           Exchanges" below).

By computer          Please contact your investment        Complete the American FundsLink
                     dealer to open account, then          Authorization Form.  Once you establish
                     follow the procedures for             the privilege, you, your financial
                     additional investments.               advisor or any person with your account
                                                           information may access American
                                                           FundsLine OnLine(SM) on the Internet and
                                                           make investments by computer (subject to
                                                           conditions noted in "Telephone and
                                                           Computer Purchases, Redemptions and
                                                           Exchanges" below).

By wire              Call 800/421-0180 to obtain           Your bank should wire your additional
                     your account number(s), if            investments in the same manner as
                     necessary.  Please indicate an        described under "Initial Investment."
                     investment dealer on the
                     account.  Instruct your bank
                     to
                     wire funds to:
                     Wells Fargo Bank
                     155 Fifth Street
                     Sixth Floor
                     San Francisco, CA  94106
                     (ABA #121000248)
                     For credit to the account of:
                     American Funds Service Company
                     a/c #4600-076178
                     (fund name)
                     (your fund acct. no.)

THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY PURCHASE
ORDER.


INVESTMENT MINIMUMS AND FUND NUMBERS -- Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine(R) (see description below):

FUND                                         MINIMUM                 FUND
                                             INITIAL                 NUMBER
                                             INVESTMENT

STOCK AND STOCK/BOND FUNDS

AMCAP Fund(R)                                $1,000                  02

American Balanced Fund(R)                    500                     11

American Mutual Fund(R)                      250                     03

Capital Income Builder(R)                    1,000                   12

Capital World Growth and Income              1,000                   33
Fund(SM)

EuroPacific Growth Fund(R)                   250                     16

Fundamental Investors(SM)                    250                     10

The Growth Fund of America(R)                1,000                   05

The Income Fund of America(R)                1,000                   06

The Investment Company of America(R)         250                     04

The New Economy Fund(R)                      1,000                   14

New Perspective Fund(R)                      250                     07

SMALLCAP World Fund(R)                       1,000                   35

Washington Mutual Investors Fund(SM)         250                     01

BOND FUNDS

American High-Income Municipal Bond          1,000                   40
Fund(R)

American High-Income Trust(SM)               1,000                   21

The Bond Fund of America(SM)                 1,000                   08

Capital World Bond Fund(R)                   1,000                   31

Intermediate Bond Fund of                    1,000                   23
America(SM)

Limited Term Tax-Exempt Bond Fund of         1,000                   43
America(SM)

The Tax-Exempt Bond Fund of                  1,000                   19
America(R)

The Tax-Exempt Fund of                       1,000                   20
California(R)*

The Tax-Exempt Fund of Maryland(R)*          1,000                   24

The Tax-Exempt Fund of Virginia(R)*          1,000                   25

U.S. Government Securities Fund(SM)          1,000                   22

MONEY MARKET FUNDS

The Cash Management Trust of                 2,500                   09
America(R)

The Tax-Exempt Money Fund of                 2,500                   39
America(SM)

The U.S. Treasury Money Fund of              2,500                   49
America(SM)

___________
*Available only in certain states.



For retirement plan investments, the minimum is $250, except that the money market funds have a minimum of $1,000 for individual retirement accounts
(IRAs). Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).

SALES CHARGES -- The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)

AMOUNT OF PURCHASE               SALES CHARGE AS                   DEALER
AT THE OFFERING PRICE            PERCENTAGE OF THE:                CONCESSION
                                                                   AS PERCENTAGE
                                                                   OF THE
                                                                   OFFERING
                                                                   PRICE

                                 NET AMOUNT       OFFERING
                                 INVESTED         PRICE

STOCK AND STOCK/BOND
FUNDS

Less than $50,000                6.10%            5.75%            5.00%

$50,000 but less than            4.71             4.50             3.75
$100,000

BOND FUNDS

Less than $25,000                4.99             4.75             4.00

$25,000 but less than            4.71             4.50             3.75
$50,000

$50,000 but less than            4.17             4.00             3.25
$100,000

STOCK, STOCK/BOND, AND
BOND FUNDS

$100,000 but less than           3.63             3.50             2.75
$250,000

$250,000 but less than           2.56             2.50             2.00
$500,000

$500,000 but less than           2.04             2.00             1.60
$1,000,000

$1,000,000 or more               none             none             (see below)


PURCHASES NOT SUBJECT TO SALES CHARGES -- Investment of $1 million or more and investments made by employer-sponsored defined contribution-type plans with 100 or more eligible employees are sold with no initial sales charge. A contingent deferred sales charge may be imposed on certain redemptions by these accounts made within one year of purchases. Investments by retirement plans, foundations or endowments with $50 million or more in assets made by made with no sales charge and are not subject to a contingent deferred sales charge.

In addition, the stock, stock/bond and bond funds may sell shares at net asset value to:

 (1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Management Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;


 (2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers) and plans for such persons or the dealers;

 (3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

 (4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $50 million or more;

 (5) insurance company separate accounts;

 (6) accounts managed by subsidiaries of The Capital Group Companies, Inc.; and


 (7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.


DEALER COMMISSIONS -- Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $50 million or more: 1.00% on amounts of $1 million to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value.

OTHER COMPENSATION TO DEALERS -- American Funds Distributors, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based on a pro rata share of a qualifying dealer's sales. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.

REDUCING YOUR SALES CHARGE -- You and your immediate family may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.

 STATEMENT OF INTENTION -- You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had purchased at once. This includes purchases made during the previous 90 days, but does not include appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $50,000 or more made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases.
Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

 AGGREGATION -- Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own account(s), which may include purchases through employee benefit plan(s) such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above or (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act of 1940, again excluding employee benefit plans described above, or (3) for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares. Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

 CONCURRENT PURCHASES -- You may combine purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds.
Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

 RIGHT OF ACCUMULATION -- You may take into account the current value of your existing holdings in The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. Direct purchases of the money market funds are excluded.

PRICE OF SHARES -- Shares are purchased at the offering price next determined after the purchase order is received and accepted by the fund or American Funds Service Company; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In the case of orders sent directly to the fund or American Funds Service Company, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. For example, if the Exchange closes at 1:00 p.m. on one day and at 4:00 p.m. on the next, the fund's share price would be determined as of 4:00 p.m. New York time on both days. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.

All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:

1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity or, if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's board. The fair value of all other assets is added to the value of securities to arrive at the total assets;

2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

Any purchase order may be rejected by the Principal Underwriter or the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 3% of the outstanding shares of the fund without the consent of a majority of the fund's Board of Directors.

                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by American Funds Service Company. You may sell (redeem) shares in your account in any of the following ways:

 THROUGH YOUR DEALER (certain charges may apply)

- Shares held for you in your dealer's street name must be sold through the dealer.

 WRITING TO AMERICAN FUNDS SERVICE COMPANY

- Requests must be signed by the registered shareholder(s)
- A signature guarantee is required if the redemption is:

  -- Over $50,000;
  -- Made payable to someone other than the registered shareholder(s); or -- Sent to an address that has not been used with the account for at least 10 days.

Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution.

- Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

- You must include any shares you wish to sell that are in certificate form.

TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE(R) OR AMERICAN FUNDSLINE ONLINE(SM)

- Redemptions by telephone or fax (including American FundsLine(R) and American FundsLine OnLine(SM)) are limited to $50,000 per shareholder each day.

- Checks must be made payable to the registered shareholder(s).

- Checks must be mailed to an address of record that has been used with the account for at least 10 days.

 MONEY MARKET FUNDS

- You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.

- You may establish check writing privileges (use the money market funds application).

  -- If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number or registered shareholders exactly as indicated on your checking account signature card.

 Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the Investment Company Act of 1940), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

 You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your account) in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Redemption proceeds of shares representing direct purchases in the money market funds are excluded. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by American Funds Service
Company.

CONTINGENT DEFERRED SALES CHARGE -- A contingent deferred sales charge of 1% applies to certain redemptions from funds other than the money market funds made within twelve months of purchase on investments of $1 million or more and on any investment made with no initial sales charge by any employer-sponsored 403(b) plan or defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from qualified retirement plans and other employee benefit plans; for redemptions resulting from participant-directed switches among investment options within a participant-directed employer-sponsored retirement plan; for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge; and for redemptions in connection with loans made by qualified retirement plans.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN -- An automatic investment plan enables you to make monthly or quarterly investments into the American Funds through automatic debits from your bank account. To set up a plan you must fill out an account application and specify the amount you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. American Funds Service Company will then invest your money into the fund you specified on or around the date you specified. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to American Funds Service Company.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, American Funds Service Company or your investment dealer.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- You may cross-reinvest dividends and capital gains ("distributions") into any other fund in The American Funds Group at net asset value, subject to the following conditions:

 (a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

 (b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

 (c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distribution must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

EXCHANGE PRIVILEGE -- You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

You may exchange shares by writing to American Funds Service Company (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine(R) or American FundsLine OnLine(SM) (see "American FundsLine(R) and American FundsLine OnLine(SM)" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the Prospectus for the appropriate fax numbers) or telegraphing American Funds Service Company. (See "Telephone and Computer Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, computer, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

AUTOMATIC EXCHANGES -- You may automatically exchange shares (in amounts of $50 or more) among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate. You must either (a) meet the minimum initial investment requirement for the receiving fund or (b) the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.

AUTOMATIC WITHDRAWALS -- Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments will be reflected on regular confirmation statements from American Funds Service Company. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.

AMERICAN FUNDSLINE(R) AND AMERICAN FUNDSLINE ONLINE(SM) -- You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine(R) or American FundsLine OnLine(SM). To use this service, call 800/325-3590 from a TouchTonet telephone or access the American Funds Web site on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine(R) and American FundsLine OnLine(SM) are subject to the conditions noted above and in "Shareholder Account Services and Privileges -- Telephone and Computer Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares--Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine(R)) or computer (including American FundsLine OnLine(SM)), fax or telegraph purchase redemption and/or exchange options, you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing American Funds Service Company (you may also reinstate them at any time by writing American Funds Service Company). If American Funds Service Company does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.

SHARE CERTIFICATES -- Shares are credited to your account and certificates are not issued unless you request them by writing to American Funds Service Company.

REDEMPTION OF SHARES -- The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder if (a) the shares owned by such shareholder have a value (determined, for the purpose of this sentence only, as the greater of the shareholder's cost or the then net asset value of the shares, including the reinvestment of income dividends and capital gain distributions, if any) of less than $250, or (b) such shareholder owns less than ten (10) shares of capital stock of the fund. Prior notice of at least 60 days will be given to a shareholder before the involuntary redemption provision is made effective with respect to the shareholder's account. The shareholder will have not less than 30 days from the date of such notice within which to bring the account up to the minimum determined as set forth above.

                      EXECUTION OF PORTFOLIO TRANSACTIONS

Orders for the fund's portfolio securities transactions are placed by the Investment Adviser. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and promptness of executions. When circumstances relating to a proposed transaction indicate that a particular broker (either directly or through their correspondent clearing agents) is in a position to obtain the best price and execution, the order is placed with that broker. This may or may not be a broker who has provided investment research, statistical, or other related services to the Investment Adviser or has sold shares of the fund or other funds served by the Investment Adviser. The fund does not have an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.

Portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.

Brokerage commissions paid on portfolio transactions for the fiscal years ended
October 31, 1998, 1997 and 1996 amounted to $                  , $3,046,000 and
$2,889,000, respectively.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081, as Custodian.

TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee
of $                      for the fiscal year ended October 31, 1998.

INDEPENDENT ACCOUNTANT -- Deloitte & Touche LLP, 1000 Wilshire Boulevard, 15th Floor, Los Angeles, CA 90017, has served as the fund's independent accountant since its inception, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information have been so included in reliance on the report of Deloitte & Touche LLP given on the authority of said firm as experts in auditing and accounting.

REPORTS TO SHAREHOLDERS -- The fund's fiscal year ends on October 31. Shareholders are provided at least semi-annually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent accountant, Deloitte & Touche LLP, whose selection is determined annually by the Board of Directors. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of shareholder reports. To receive additional copies of a report shareholders should contact the Transfer
Agent.

YEAR 2000 -- The fund and its shareholders depend on the proper functioning of computer systems maintained by the Investment Adviser and its affiliates and other key service providers. Many computer systems in use today will require reprogramming or replacement prior to the year 2000 because of the way they store dates and make date-related calculations. The fund understands that these service providers are taking steps to address the "Year 2000 problem". However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the fund. In addition, the fund's investments could be adversely affected by the Year 2000 problem. For example, the markets for securities in which the fund invests could experience settlement problems and liquidity issues. Corporate and governmental data processing errors may cause losses for individual companies and overall economic uncertainties. Earnings of individual issuers are likely to be affected by the costs of addressing the problem, which may be substantial and may be reported inconsistently.

PERSONAL INVESTING POLICY -- Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; a ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

The financial statements including the investment portfolio and the report of Independent Accountant contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
MAXIMUM OFFERING PRICE PER SHARE -- OCTOBER 31, 1998
 Net asset value and redemption price per share
  (Net assets divided by shares outstanding)              $
 Maximum offering price per share
  (100/94.25 of net asset value per share which takes into account the fund's current maximum sales charge $

REMOVAL OF DIRECTORS BY SHAREHOLDERS -- At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors as though the fund were a common-law trust. Accordingly, the directors of the fund shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

                   INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield is        % based on a 30-day (or one month) period ended
October 31, 1998, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

  YIELD = 2[((a-b)/cd + 1)/6/ -1]

 Where: a = dividends and interest earned during the period.

        b = expenses accrued for the period (net of reimbursements).

        c = the average daily number of shares outstanding during the period that were entitled to receive dividends.

       d = the maximum offering price per share on the last day of the period.

The fund's one-year total return and average annual total returns for the five-
and ten-year periods ending on October 31, 1998 was            %,           %,
and         %, respectively.  The average annual total return (T) is computed by equating the value at the end of the period (ERV) of a hypothetical initial investment of $1,000 (P) over a period of years (n) according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.

To calculate total return, an initial investment is divided by the offering price (which includes the sales charge) as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividends and capital gain distributions are then reinvested at net asset value on the reinvestment date determined by the Board of Directors. The sum of the initial shares purchased and shares acquired through reinvestment is multiplied by the net asset value per share as of the end of the period in order to determine ending value. The difference between the ending value and the initial investment divided by the initial investment converted to a percentage equals total return. The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividends and capital gain distributions and changes in share price during the period. Total return may be calculated for one year, five years, ten years and for other periods of years. The average annual total return over periods greater than one year may also be computed by utilizing ending values as determined above.

The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated.

The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.

The fund may include, in advertisements or in reports furnished to present or prospective shareholders, information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks and The Standard and Poor's 500 Stock Composite Index) or results of other mutual funds or investment or savings vehicles. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.

The fund may refer to results and surveys compiled by organizations such as CDA Investment Technologies, Ibbottson Associates, Lipper Analytical Services, Morningstar, Inc., Wiesenberger Investment Companies Services and by the U.S. Department of Commerce. Additionally, the fund may, from time to time, refer to results published in various newspapers or periodicals, including BARRONS, FORBES, FORTUNE, INSTITUTIONAL INVESTOR, KIPLINGER'S PERSONAL FINANCE MAGAZINE, MONEY, U.S. NEWS AND WORLD REPORT AND THE WALL STREET JOURNAL.

The fund may, from time to time, compare its investment results with the following:

 (1) Average of Savings Institutions deposits, which is a measure of all kinds of savings deposits, including longer-term certificates (based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board). Savings deposits offer a guaranteed rate of return on principal, but no opportunity for capital growth. The period shown may include periods during which the maximum rates paid on some savings deposits were fixed by law.

 (2) The Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, shelter, and fuels, transportation fares, charges for doctors' and dentists' services, prescription medicines, and other goods and services that people buy for day-to-day living).

The fund may, from time to time, illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.

EXPERIENCE OF THE INVESTMENT ADVISER -- Capital Research and Management Company manages nine growth and growth-income funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1968 (133 in all), those funds have had better total returns than their comparable Lipper indexes in 124 of the 133 periods.

Note that past results are not an indication of future investment results. Also, the fund has different investment policies than some of the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

The investment results set forth below were calculated as described in the fund's prospectus. The fund's results will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses of the fund, so that any investment results reported by the fund should not be considered representative of what an investment in the fund may earn in any future period. These factors and possible differences in calculation methods should be considered when comparing the fund's investment results with those published for other mutual funds, other investment vehicles and unmanaged indices. The fund's results also should be considered relative to the risks associated with the fund's investment objective and policies.

                       AMF VS. VARIOUS UNMANAGED INDICES

 10-Year                                                 Average
 Periods                                                 Savings
 11/1 -10/31          AMF    DJIA/(1)/   S&P 500/(2)/    Account/(3)/
 1988 - 1998
 1987 - 1997        +258%        +408%          +387%         +  56%
 1986 - 1996         +204         +342           +292          +  59
 1985 - 1995         +232         +384           +321          +  64
 1984 - 1994         +233         +362           +297          +  72
 1983 - 1993         +247         +338           +307          +  83
 1982 - 1992         +273         +384           +353          +  95
 1981 - 1991         +336         +453           +379           +108
 1980 - 1990         +285         +316           +261           +117
 1979 - 1989         +426         +423           +415           +121
 1978 - 1988         +412         +347           +371           +123
 1977 - 1987         +413         +309           +335           +124
 1976 - 1986         +414         +233           +284           +124
 1975 - 1985         +400         +182           +247           +122
 1974 - 1984         +418         +212           +266           +117
 1973 - 1983         +312         +120           +145           +111
 1972 - 1982         +221         +  76         +  91           +103
 1971 - 1981         +179         +  67          +101          +  93
 1970 - 1980         +207         +  97          +134          +  83
 1969 - 1979         +113         +  50         +  57          +  78
 1968 - 1978        +  71         +  28         +  32          +  74
 1967 - 1977        +  79         +  40         +  41          +  71
 1966 - 1976         +103         +  78         +  82          +  69
 1965 - 1975        +  56         +  28         +  36          +  66
 1964 - 1974        +  39         +  10         +  21          +  62
 1963 - 1973        +  92         +  81          +102          +  59
 1962 - 1972         +154         +131           +173          +  56
 1961 - 1971        +  96         +  70         +  90          +  54
 1960 - 1970         +115         +  86          +116          +  52
 1959 - 1969         +134         +  87          +133          +  49
 1958 - 1968         +186         +147           +178          +  46
 1957 - 1967         +212         +184           +218          +  44

/(1)/ The Dow Jones Average of 30 Industrial Stocks is comprised of 30 industrial companies such as General Motors and General Electric.

/(2)/ The Standard & Poor's 500 Stock Composite Index is comprised of industrial, transportation, public utilities and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

/(3)/ Based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board which reflect all kinds of savings deposits, including longer-term certificates. Savings accounts offer a guaranteed return of principal, but no opportunity for capital growth. During a portion of the period, the maximum rates paid on some savings deposits were fixed by law.


   IF YOU ARE CONSIDERING AMF FOR AN INDIVIDUAL RETIREMENT ACCOUNT. . .

Here's how much you would have if you had invested $2,000 a year on

November 1 of each year in AMF over the past 5, 10, 20 and 30 years:


5 years                     10 years                    20 years                   30 years
(11/1/93 - 10/31/98)        (11/1/88 - 10/31/98)        (11/1/78 - 10/31/98)       (11/1/68 - 10/31/98)

$                           $                           $                          $



   SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM...
                                             ...and taken all distributions
 if you had invested                         in shares, your investment
 $10,000 in AMF                              would have been worth this
 this many years ago...                      much at October 31, 1998

 Number                     Periods
 of Years                   11/1 - 10-31     Value
 1                          1997 - 1998      $
 2                          1996 - 1998
 3                          1995 - 1998
 4                          1994 - 1998
 5                          1993 - 1998
 6                          1992 - 1998
 7                          1991 - 1998
 8                          1990 - 1998
 9                          1989 - 1998
 10                         1988 - 1998
 11                         1987 - 1998
 12                         1986 - 1998
 13                         1985 - 1998
 14                         1984 - 1998
 15                         1983 - 1998
 16                         1982 - 1998
 17                         1981 - 1998
 18                         1980 - 1998
 19                         1979 - 1998
 20                         1978 - 1998
 21                         1977 - 1998
 22                         1976 - 1998
 23                         1975 - 1998
 24                         1974 - 1998
 25                         1973 - 1998
 26                         1972 - 1998
 27                         1971 - 1998
 28                         1970 - 1998
 29                         1969 - 1998
 30                         1968 - 1998


Illustration of a $10,000 investment in AMF with dividends reinvested and capital gain distributions taken in shares
(For the lifetime of the Fund, February 21, 1950 through October 31, 1998)

  COST OF SHARES                                               VALUE OF SHARES

Fiscal                          Total                           From             From

Year End        Annual          Dividends        Investment     From Initial     Capital Gains    Dividends      Total

10/31           Dividends       (cumulative)     Cost           Investment       Reinvested       Reinvested     Value



1950            $  247          $  247           $  10,247      $  9,548         $  225           $  245         $  10,018

1951            523             770              10,770         10,706           740              788            12,234

1952            513             1,283            11,283         10,536           1,357            1,271          13,164

1953            550             1,833            11,833         10,452           1,829            1,795          14,076

1954            579             2,412            12,412         13,048           3,378            2,835          19,261

1955            647             3,059            13,059         15,240           5,871            3,939          25,050

1956            789             3,848            13,848         16,087           8,658            4,906          29,651

1957            911             4,759            14,759         13,452           9,685            4,913          28,050

1958            1,010           5,769            15,769         15,936           13,280           6,924          36,140

1959            1,050           6,819            16,819         16,632           16,623           8,234          41,489

1960            1,210           8,029            18,029         15,052           17,197           8,616          40,865

1961            1,257           9,286            19,286         18,495           23,965           11,888         54,348

1962            1,372           10,658           20,658         14,638           21,270           10,664         46,572

1963            1,523           12,181           22,181         17,987           28,625           14,677         61,289

1964            1,697           13,878           23,878         19,360           34,472           17,523         71,355

1965            1,845           15,723           25,723         19,925           40,082           19,912         79,919

1966            2,271           17,994           27,994         17,611           40,329           19,706         77,646

1967            2,568           20,562           30,562         19,285           49,467           24,084         92,836

1968            3,154           23,716           33,716         20,903           59,174           29,509         109,586

1969            3,762           27,478           37,478         17,930           56,314           28,972         103,216

1970            4,168           31,646           41,646         14,506           51,267           27,585          93,358

1971            4,424           36,070           46,070         16,482           61,005           35,512         112,999

1972            4,711           40,781           50,781         16,990           67,024           41,212         125,226

1973            5,069           45,850           55,850         15,842           65,585           43,372         124,799

1974            7,273           53,123           63,123         12,474           51,642           41,006         105,122

1975            7,300           60,423           70,423         14,788           61,223           56,185         132,196

1976            7,881           68,304           78,304         17,516           75,351           74,512         167,379

1977            8,604           76,908           86,908         16,952           79,251           80,231         176,434



                Illustration of a $10,000 investment in AMF with
  dividends reinvested and capital gain distributions taken in shares (cont.)
   (For the lifetime of the Fund, February 21, 1950 through October 31, 1998)
  COST OF SHARES                                               VALUE OF SHARES

Fiscal                                           Total          From             From

Year End        Annual          Dividends        Investment     From Initial     Capital Gains    Dividends       Total

10/31           Dividends       (cumulative)     Cost           Investment       Reinvested       Reinvested      Value



1978            9,989           86,897           96,897         17,516           88,743           92,688          198,947

1979            11,322           98,219          108,219        18,702           104,186          109,917         232,805

1980            13,854          112,073          122,073        22,295           135,771          145,518         303,584

1981            16,351          128,424          138,424        22,559           148,139          163,418         334,116

1982            26,841          155,265          165,265        24,271           194,950          207,217         426,438

1983            26,227          181,492          191,492        28,391           246,296          270,229         544,916

1984            26,606          208,098          218,098        27,413           260,888          288,859         577,160

1985            30,124          238,222          248,222        30,310           320,100          351,425         701,835

1986            34,058          272,280          282,280        35,974           423,882          453,214         913,070

1987            39,285          311,565          321,565        34,167           460,226          466,495         960,888

1988            50,009          361,574          371,574        35,108           514,255          531,837         1,081,200

1989            59,908          421,482          431,482        38,627           611,229          649,930         1,299,786

1990            66,101          487,583          497,583        33,697           577,926          627,722         1,239,345

1991            71,767          559,350          569,350        39,473           692,684          812,254         1,544,411

1992            67,509          626,859          636,859        40,056           755,828          894,131         1,690,015

1993            70,887          697,746          707,746        43,669           911,212          1,049,980       2,004,861

1994            76,471          774,217          784,217        40,640           944,019          1,055,212       2,039,871

1995            83,156          857,373          867,373        45,475           1,156,130        1,271,837       2,473,442

1996            90,173          947,546          957,546        49,934           1,399,311        1,491,493       2,940,738

1997            95,004          1,042,550        1,052,550      56,707           1,799,070        1,796,422       3,652,199

1998


The dollar amount of capital gain distributions during the period was $   .

                                     PART C
                               OTHER INFORMATION
                           AMERICAN MUTUAL FUND, INC.

ITEM 23. EXHIBITS
(a)  Previously filed (see Post-Effective Amendment No. 103 filed December 30,
1997).
(b)  Previously filed (see Post-Effective Amendment No. 103 filed December 30,
1997).
(C)  Previously filed (see Post-Effective Amendment No. 103 filed December 30,
1997).
(d)  Previously filed (see Post-Effective Amendment No. 103 filed December 30,
1997).
(e)  Previously filed (see Post-Effective Amendment No. 103 filed December 30,
1997).
(f)  None.
(g)  Previously filed (see Post-Effective Amendment No. 103 filed December 30,
1997).
(h)  None.
(I)  Not applicable to this filing.
(j)  Consent of Independent Auditors - to be filed by amendment.
(k)  None.
(l)  Previously filed (see Post-Effective Amendment No. 103 filed December 30,
1997).
(m)  Previously filed (see Post-Effective Amendment No. 103 filed December 30,
1997).
(n)  EX-27 Financial data schedule (EDGAR).
(o)  None.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

  None.

ITEM 25. INDEMNIFICATION.

  Registrant is a joint-insured under an Investment Advisor/Mutual Fund Errors and Omissions Policies written by American International Surplus Lines Insurance Company, Chubb Custom Insurance Company and ICI Mutual Insurance Company which insures its officers and Trustees against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

  Subsection (b) of Section 2-418 of the General Corporation Law of Maryland empowers a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys' fees), judgments, penalties, fines and amounts paid in settlement actually incurred by him in connection with such action, suit or proceeding unless it is established that: (i) the act or omission of the person was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe his act or omission was unlawful.

  Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible under the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b). This determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors or a committee of the Board by vote as set forth in subparagraph (i), or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which any director who is a party may participate; or (iii) by the stockholders (except that shares held by any party to the specific proceeding may not be voted). A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection
(b).

  Section 2-418 further provides that indemnification provided for by Section 2-418 shall not be deemed exclusive of any rights to which the indemnified party may be entitled; that the scope of indemnification extends to directors, officers, employees or agents of a constituent corporation absorbed in a consolidation or merger and persons serving in that capacity at the request of the constituent corporation for another; and empowers the corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in any such capacity or arising out of such person's status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 2-418.

  Article VII of the Articles of Incorporation of the Fund provides that "The Corporation shall indemnify (a) its directors to the full extent provided by the general laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures provided by such laws; (b) its officers to the same extent it shall indemnify its directors; and (c) its officers who are not directors to such further extent as shall be consistent with the law. The foregoing shall not limit the authority of the Corporation to indemnify other employees and agents consistent with the law."

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

  None.

ITEM 27. PRINCIPAL UNDERWRITERS.

  (a) American Funds Distributors, Inc. is also the Principal Underwriter of shares of: AMCAP Fund, Inc., American Balanced Fund, Inc., The American Funds Income Series, The American Funds Tax-Exempt Series I, The American Funds Tax-Exempt Series II, American High-Income Municipal Bond Fund, Inc., American High-Income Trust, The Bond Fund of America, Inc., Capital Income Builder, Inc., Capital World Bond Fund, Inc., Capital World Growth and Income Fund, Inc., The Cash Management Trust of America, EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Money Fund of America, U.S. Treasury Money Fund of America and Washington Mutual Investors Fund, Inc.


(B)   (1)                                    (2)                                 (3)



      NAME AND PRINCIPAL                     POSITIONS AND OFFICES               POSITIONS AND OFFICES

      BUSINESS ADDRESS                       WITH UNDERWRITER                    WITH REGISTRANT



      David L. Abzug                         Regional Vice President             None

      27304 Park Vista Road
      Agoura Hills, CA 91301



      John A. Agar                           Vice President                      None
      1501 N. University, Suite 227A
      Little Rock, AR 72207



      Robert B. Aprison                      Vice President                      None

      2983 Bryn Wood Drive

      Madison, WI  53711



L     William W. Bagnard                     Vice President                      None



      Steven L. Barnes                       Senior Vice President               None

      5400 Mount Meeker Road

      Boulder, CO  80301



B     Carl R. Bauer                          Assistant Vice President            None

      Michelle A. Bergeron                   Vice President                      None
      4160 Gateswalk Drive
      Smyrna, GA 30080



      Joseph T. Blair                        Senior Vice President               None

      27 Drumlin Road

      West Simsbury, CT  06092



      John A. Blanchard                      Vice President                      None

      6421 Aberdeen Road

      Mission Hills, KS 66208



      Ian B. Bodell                          Senior Vice President               None

      P.O. Box 1665

      Brentwood, TN 37024-1665



      Michael L. Brethower                   Senior Vice President               None

      2320 North Austin Avenue

      Georgetown, TX  78626



      C. Alan Brown                          Regional Vice President             None

      4129 Laclede Avenue
      St. Louis, MO  63108



H     J. Peter Burns                         Vice President                      None



      Brian C. Casey                         Regional Vice President             None

      8002 Greentree Road

      Bethesda, MD 20817



      Victor C. Cassato                      Senior Vice President               None

      609 W. Littleton Blvd., Suite 310

      Littleton, CO  80120



      Christopher J. Cassin                  Senior Vice President               None

      111 W. Chicago Avenue, Suite G3

      Hinsdale, IL 60521



      Denise M. Cassin                        Vice President                     None

      1301 Stoney Creek Drive

      San Ramon, CA 94538



L     Larry P. Clemmensen                    Director                            None



L     Kevin G. Clifford                      Director, President and Co-         None
                                             Chief Executive Officer



      Ruth M. Collier                        Senior Vice President               None

      145 West 67th St., #12K

      New York, NY  10023



S     David Coolbaugh                        Assistant Vice President            None



      Thomas E. Cournoyer                    Vice President                      None

      2333 Granada Boulevard

      Coral Gables, FL  33134



      Douglas A. Critchell                   Senior Vice President               None

      3521 Rittenhouse Street, N.W.

      Washington, D.C.  20015



L     Carl D. Cutting                        Vice President                      None

      Daniel J. Delianedis                   Regional Vice President             None

      8689 Braxton Drive

      Eden Prairie, MN 55347



      Michael A. Dilella                     Vice President                      None

      P. O. Box 661

      Ramsey, NJ  07446



      G. Michael Dill                        Senior Vice President               None
      505 E. Main Street

      Jenks, OK 74037



      Kirk D. Dodge                          Senior Vice President               None

      633 Menlo Avenue, Suite 210

      Menlo Park, CA 94025



      Peter J. Doran                         Senior Vice President               None

      1205 Franklin Avenue

      Garden City, NY  11530



L     Michael J. Downer                      Secretary                           None



      Robert W. Durbin                       Vice President                      None

      74 Sunny Lane

      Tiffin, OH  44883



I     Lloyd G. Edwards                       Senior Vice President               None



L     Paul H. Fieberg                        Senior Vice President               None



      John Fodor                              Vice President                     None

      15 Latisquama Road

      Southborough, MA 01772



L     Mark P. Freeman, Jr.                   Director                            None



      Clyde E. Gardner                       Senior Vice President               None

      Route 2, Box 3162

      Osage Beach, MO  65065



B     Evelyn K. Glassford                    Vice President                      None



      Jeffrey J. Greiner                      Vice President                     None

      12210 Taylor Road

      Plain City, OH 43064

L     Paul G. Haaga, Jr.                     Director                            None



B     Mariellen Hamann                       Assistant Vice President            None



      David E. Harper                        Senior Vice President               None

      R.D. 1, Box 210, Rte 519

      Frenchtown, NJ  08825



      Ronald R. Hulsey                       Vice President                      None

      6744 Avalon

      Dallas, TX  75214



      Robert S. Irish                        Regional Vice President             None

      1225 Vista Del Mar Drive

      Delray Beach, FL 33483



L     Robert L. Johansen                     Vice President                      None



      Michael J. Johnston                    Director                            None

      630 Fifth Avenue, 36th Floor

      New York, NY 10111



B     Damien M. Jordan                       Vice President                      None



      V. John Kriss                          Senior Vice President               None

      P. O. Box 247

      Surfside, CA 90743



      Arthur J. Levine                       Senior Vice President               None

      12558 Highlands Place

      Fishers, IN  46038



B     Karl A. Lewis                          Assistant Vice President            None



      T. Blake Liberty                       Regional Vice President             None

      5506 East Mineral Lane

      Littleton, CO 80122



L     Lorin E. Liesy                         Assistant Vice President            None



L     Susan G. Lindgren                      Vice President - Institutional      None

                                             Investment Services



LW    Robert W. Lovelace                     Director                            None



      Stephen A. Malbasa                      Vice President                     None

      13405 Lake Shore Blvd.

      Cleveland, OH  44110



      Steven M. Markel                       Senior Vice President               None

      5241 South Race Street

      Littleton, CO 80121



L     J. Clifton Massar                      Director, Senior Vice               None
                                             President



L     E. Lee McClennahan                     Senior Vice President               None



L     Jamie R. McCrary                       Assistant Vice President            None



S     John V. McLaughlin                     Senior Vice President               None



      Terry W. McNabb                        Vice President                      None

      2002 Barrett Station Road

      St. Louis, MO  63131



L     R. William Melinat                     Vice President - Institutional      None

                                             Investment Services



      David R. Murray                         Vice President                     None

      60 Briant Drive

      Sudbury, MA 01776



      Stephen S. Nelson                      Vice President                      None

      P.O. Box 470528

      Charlotte, NC  28247-0528



      William E. Noe                         Regional Vice President             None

      304 River Oaks Road

      Brentwood, TN 37027



      Peter A. Nyhus                         Vice President                      None

      3084 Wilds Ridge Court

      Prior Lake, MN 55372



      Eric P. Olson                          Vice President                      None

      62 Park Drive

      Glenview, IL 60025



      Fredric Phillips                       Vice President                      None

      175 Highland Avenue, 4th Floor

      Needham, MA 02494



B     Candance D. Pilgrim                    Assistant Vice President            None



      Carl S. Platou                         Vice President                      None

      4021 96th Avenue, S.E.

      Mercer Island, WA 98040



L     John O. Post                           Vice President                      None



S     Richard P. Prior                       Assistant Vice President            None



      Steven J. Reitman                      Senior Vice President               None

      212 The Lane

      Hinsdale, IL  60521



      Brian A. Roberts                        Vice President                     None

      P.O. Box 472245

      Charlotte, NC  28247



      George S. Ross                         Senior Vice President               None

      55 Madison Avenue

      Morristown, NJ  07962



L     Julie D. Roth                          Vice President                      None



L     James F. Rothenberg                    Director                            None



      Douglas F. Rowe                        Vice President                      None

      30008 Oakland Hills Drive

      Georgetown, TX 78628



      Christopher S. Rowey                   Regional Vice President             None

      9417 Beverlywood Street

      Los Angeles, CA 90034



      Dean B. Rydquist                       Vice President                      None

      1080 Bay Pointe Crossing

      Alpharetta, GA 30005



      Richard R. Samson                      Senior Vice President               None

      4604 Glencoe Avenue, #4

      Marina del Rey, CA  90292



      Joseph D. Scarpitti                    Vice President                      None

      31465 St. Andrews

      Westlake, OH 44145



L     R. Michael Shanahan                    Director                            None



      David W. Short                         Director, Chairman of the           None
      1000 RIDC Plaza, Suite 212             Board and Co-Chief Executive
      Pittsburgh, PA  15238                  Officer



      William P. Simon, Jr.                  Senior Vice President               None

      912 Castlehill Lane

      Devon, PA 91333



L     John C. Smith                          Assistant Vice President -          None
                                             Institutional Investment
                                             Services



      Rodney G. Smith                        Vice President                      None

      100 N. Central Expressway
      Suite 1214

      Richardson, TX  75080



      Nicholas D. Spadaccini                 Regional Vice President             None

      855 Markley Woods Way

      Cincinnati, OH 45230



L     Kristen J. Spazafumo                   Assistant Vice President            None



      Daniel S. Spradling                    Senior Vice President               None

      181 Second Avenue
      Suite 228

      San Mateo, CA  94401



B     Max D. Stites                          Vice President                      None



      Thomas A. Stout                        Regional Vice President             None

      3919 Whooping Crane Circle
      Virginia Beach, VA 23455





      Craig R. Strauser                      Vice President                      None

      3 Dover Way

      Lake Oswego, OR 97034



      Francis N. Strazzeri                    Vice President                     None

      31641 Saddletree Drive

      Westlake Village, CA 91361



L     Drew W. Taylor                         Assistant Vice President            None



S     James P. Toomey                         Vice President                     None



I     Christopher E. Trede                    Vice President                     None



      George F. Truesdail                    Vice President                      None

      400 Abbotsford Court

      Charlotte, NC  28270



      Scott W. Ursin-Smith                   Vice President                      None

      60 Reedland Woods Way

      Tiburon, CA 94920



L     David M. Ward                          Vice President - Institutional      None
                                             Investment Services



      Thomas E. Warren                       Regional Vice President             None

      119 Faubel Street

      Sarasota, FL  34242



L     J. Kelly Webb                          Senior Vice President,              None
                                             Treasurer



      Gregory J. Weimer                      Vice President                      None

      206 Hardwood Drive

      Venetia, PA 15367



B     Timothy W. Weiss                       Director                            None



      N. Dexter Williams                     Senior Vice President               None
      P.O. Box 2200
      Danville, CA 94526



      Timothy J. Wilson                      Vice President                      None

      113 Farmview Place

      Venetia, PA  15367



B     Laura L. Wimberly                       Vice President                     None



H     Marshall D. Wingo                      Director, Senior Vice               None
                                             President



L     Robert L. Winston                      Director, Senior Vice               None
                                             President



      Laurie B. Wood                         Regional Vice President             None

      3500 W. Camino de Urania

      Tucson, AZ 85741



      William R. Yost                        Vice President                      None

      9320 Overlook Trail

      Eden Prairie, MN 55347



      Janet M. Young                         Regional Vice President             None

      1616 Vermont

      Houston, TX  77006



      Scott D. Zambon                        Regional Vice President             None

      320 Robinson Drive

      Tustin Ranch, CA 92782



L Business Address, 333 South Hope Street, Los Angeles, CA  90071

LW Business Address, 11100 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025

B Business Address, 135 South State College Boulevard, Brea, CA  92821

S Business Address, 3500 Wiseman Boulevard, San Antonio, TX  78251

H Business Address, 5300 Robin Hood Road, Norfolk, VA 23513

I Business Address, 8332 Woodfield Crossing Blvd., Indianapolis, IN 46240

 (c) None.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

  Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and kept in the offices of the fund and its investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, CA 90071. Certain accounting records are maintained and kept in the offices of the fund's accounting department, 135 South State College Blvd., Brea, CA 92821.

  Records covering shareholder accounts are maintained and kept by the transfer agent, American Funds Service Company, 135 South State College Blvd., Brea, CA 92821, 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 42640 and 5300 Robin Hood Road, Norfolk, VA
23514.

  Records covering portfolio transactions are also maintained and kept by the custodian, The Chase Manhattan Bank, One Chase Manhattan Plaza, New York, NY 10081.

ITEM 29. MANAGEMENT SERVICES.

  None.

ITEM 30. UNDERTAKINGS.

n/a

                            SIGNATURE OF REGISTRANT

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California, on the 29th day of October, 1998.

AMERICAN MUTUAL FUND, INC.
By /s/ JAMES K. DUNTON
(James K. Dunton, Chairman of the Board)

Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below on October 29, 1998, by the following persons in the capacities indicated.

      SIGNATURE                             TITLE



(1)   Chief Executive Officer:





      /s/ JAMES K. DUNTON                   Chairman of the Board

      (James K. Dunton)



(2)   Principal Financial Officer and

      Principal Accounting Officer:





      /s/ SHERYL F. JOHNSON                 Treasurer

      (Sheryl F. Johnson)



(3)   Directors:



      H. Frederick Christie*                Director

      E. H. Clark, Jr.*                     Director

      Mary Anne Dolan*                      Director

      /s/ JAMES K. DUNTON                   Chairman of the Board
      (James K. Dunton)

      Martin Fenton, Jr.*                   Director

      E. Eric Johnson*                      Director

      Mary Myers Kaupilla*                  Director

      Jon B. Lovelace, Jr.*                 Director

      Robert G. O'Donnell                   President and Director

      James W. Ratzlaff*                    Vice Chairman of the Board

      Olin C. Robison*                      Director


*By  /s/ VINCENT P. CORTI
  (Vincent P. Corti, Attorney-in-Fact)